Exhibit 10.3

JOINDER AND AMENDMENT TO THE COINBASE PRIME BROKER AGREEMENT

This Joinder and Amendment (this “Amendment”), dated as of February 11, 2026, to the Third Amended and Restated Coinbase Prime Broker Agreement, dated May 21, 2024, by and between Coinbase, Inc. (“Coinbase”), on behalf of itself and as agent for Coinbase, Coinbase Custody Trust Company, LLC (“Coinbase Custody”), and, as applicable, Coinbase Credit, Inc. (“Coinbase Credit,” and collectively with Coinbase and Coinbase Custody, the “Coinbase Entities”), and the party or parties identified as a client thereunder (as such Coinbase Prime Broker Agreement may have been amended from time to time, the “Original Agreement”), is entered into by the Coinbase Entities and each Client identified on Schedule I hereto. Each Coinbase Entity and each Client may be individually referred to as a “Party” and collectively, the “Parties”.

WHEREAS, the Parties desire to amend the Original Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual agreement as set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Original Agreement.

2.	Amendments.

(a)

Each Client listed on Schedule I attached hereto shall constitute a “Client” under the Original Agreement as modified hereby, and any party that was a “Client” under the Original Agreement but is not a party to this Amendment shall no longer be a “Client” under the Original Agreement as modified hereby.

(b)	Each Client listed on Schedule I attached hereto shall be deemed to have entered into the Original Agreement as modified hereby on a several but not joint basis.

(c)

The Original Agreement as modified hereby shall constitute a series of separate agreements, each between a single Client and the Coinbase Entities, as if such Client had executed a separate Original Agreement as modified hereby naming only itself as the Client, and no Client shall have any liability for the obligations of any other Client.

(d)	Section 2(d) within Exhibit C to Addendum No. 2 of the Original Agreement is hereby deleted and replaced as set forth in Exhibit A attached hereto.

3.

Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in a portable document format (pdf) or by another electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.

4.	Effectiveness. This Amendment shall be deemed effective as of the first date set forth above in the introductory paragraph.

5.

Ratification. Upon this Amendment becoming effective pursuant to Section 4 above, the Original Agreement shall be, and be deemed to be, modified and amended in accordance with this Amendment. Except as specifically amended hereby, all of the terms and conditions of the Original Agreement are in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. The Original Agreement as amended by this Amendment sets out all terms agreed between the Parties and supersedes all other agreements between the Parties relating to its subject matter.

COINBASE, INC. for itself and as agent for the Coinbase Entities

By:	/s/Lauren Abendschein
Name:	Lauren Abendschein
Title:	VP
Date:	February 12, 2026

COINBASE CREDIT, INC. as Lender

By:	/s/Matt Boyd
Name:	Matt Boyd
Title:	Head of Prime Finance
Date:	February 12, 2026

COINBASE CUSTODY TRUST COMPANY, LLC, as agent to Lender

By:	/s/Lauren Abendschein
Name:	Lauren Abendschein
Title:	VP
Date:	February 12, 2026

ISHARES BITCOIN PREMIUM INCOME ETF, as Client, by BLACKROCK FUND ADVISORS, acting on behalf of Client and solely in its capacity as Agent

By:	/s/Bryan Bowers
Name:	Bryan Bowers
Title:	Managing Director
Date:	February 12, 2026

ISHARES STAKED ETHEREUM TRUST ETF, as Client, by BLACKROCK FUND ADVISORS, acting on behalf of Client and solely in its capacity as Agent

By:	/s/Bryan Bowers
Name:	Bryan Bowers
Title:	Managing Director
Date:	February 12, 2026

ISHARES BITCOIN TRUST ETF, as Client, by BLACKROCK FUND ADVISORS, acting on behalf of Client and solely in its capacity as Agent

By:	/s/Bryan Bowers
Name:	Bryan Bowers
Title:	Managing Director
Date:	February 12, 2026

ISHARES ETHEREUM TRUST ETF, as Client, by BLACKROCK FUND ADVISORS, acting on behalf of Client and solely in its capacity as Agent

By:	/s/Bryan Bowers
Name:	Bryan Bowers
Title:	Managing Director
Date:	February 12, 2026

BLACKROCK FUND ADVISORS, in its principal capacity solely with respect to Section 5.21

By:	/s/Bryan Bowers
Name:	Bryan Bowers
Title:	Managing Director
Date:	February 12, 2026

Schedule I

Client

Client	Agent	Applicable Prime Fee Schedule	Facilitation Account Applicable
iShares Bitcoin Trust ETF	BLACKROCK FUND ADVISORS, acting as trustee	Appendix 1-ETP	No
iShares Ethereum Trust ETF	BLACKROCK FUND ADVISORS, acting as trustee	Appendix 1-ETP	No
iShares Bitcoin Premium Income ETF	BLACKROCK FUND ADVISORS, acting as trustee	Appendix 1-ETP	No
iShares Staked Ethereum Trust ETF	BLACKROCK FUND ADVISORS, acting as trustee	Appendix 1-ETP	No

Schedule I-1

Exhibit A

A-1